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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            Panhandle Royalty Company
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             (Exact name of registrant as specified in its charter)

      Oklahoma                                                   73-1055775
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(State of incorporation                                      (I.R.S. Employer
   or organization)                                         Identification No.)

Grand Centre Building, Suite 210,
5400 North Grand Boulevard, Oklahoma City, Oklahoma                    73112
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    (Address of principal executive offices)                         (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered

Class A Common                                   American Stock Exchange
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box
                                               [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
                                               [ ]

Securities Act registration statement file number to which this form
relates:         N/A        (if applicable)
         ------------------

Securities to be registered pursuant to Section 12(g) of the Act: NONE
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Amended certificate of Incorporation (Incorporated by reference to Exhibit 1.1 attached to Form 10 dated January 27, 1980, and to Exhibit
         A. to Form 8-K dated June 1, 1982, and to Exhibit 3(i). Form 10-QSB dated March 31, 1999).

ITEM 2.  EXHIBITS

         N/A

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date August 4, 2003
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By /s/ Michael C. Coffman
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   Print the name and title of the signing officer under his signature.

         Michael C. Coffman
Vice President, CFO, Treasurer and Secretary

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